Business acquisition:	6 Months Ended
Jun. 30, 2011
Business acquisition:

2. Business acquisition:

On May 11, 2011, we completed the purchase of the hydraulic snubbing and production testing assets of a business with operations in the Marcellus, Eagle Ford and Barnett Shales. We paid a total of $15,576 in cash for these assets, which included goodwill of $4,433. The entire purchase price was allocated to the completion and production services business segment. We believe this acquisition will supplement our hydraulic snubbing and production testing service offerings in Pennsylvania and Texas. The following table summarizes our preliminary purchase price allocation for this acquisition as of June 30, 2011:

Net assets acquired:
Other current assets	$725
Property, plant and equipment	5,868
Current liabilities	(10)
Intangible assets	4,560
Goodwill	4,433

Net assets acquired	$15,576

Consideration:
Cash, net of cash and cash equivalents acquired	$15,576

The purchase price of this acquired business was negotiated as an arm’s length transaction with the seller. We use various valuation techniques, including an earnings multiple approach, to evaluate acquisition targets. We also consider precedent transactions which we have undertaken and similar transactions of others in our industry. To determine the fair value of assets acquired, we generally retain third-party consultants to assist with the valuation of identifiable intangible assets and to evaluate property, plant and equipment acquired based upon, at minimum, the replacement cost of the assets.